                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO. __)

Filed by the Registrant                     /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                 The Emerging Markets Floating Rate Fund Inc.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                    May 21, 1998

To the Stockholders:

     The Annual Meeting of Stockholders (the 'Meeting') of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') will be held at 7 World Trade Center, 45th Floor, New York, New York, on Monday, June 22, 1998, at 10:00 a.m., New York time, for the purposes of considering and voting upon:

          1. The election of directors (Proposal 1);

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the year ending February 28, 1999 (Proposal 2);

          3. Any other business that may properly come before the meeting.

     The close of business on April 28, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,

                                         Noel B. Daugherty
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                        REGISTRATION                      VALID SIGNATURE
                        ------------                      ---------------
          CORPORATE ACCOUNTS
          ------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                                                    c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          --------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                                                    u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                                                    f/b/o John B. Smith, Jr.
                                                    UGMA
          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                7 WORLD TRADE CENTER,  NEW YORK, NEW YORK 10048

                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of The Emerging Markets Floating Rate Fund Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 45th Floor, New York, New York, on Monday, June 22, 1998 at 10:00 a.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about May 21, 1998. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors and FOR proposal 2. The close of business on April 28, 1998 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On April 28, 1998, there were 4,190,059 shares of the Fund's Common Stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Value Advisors LLC ('Value Advisors'), whose principal business address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660, is the Fund's investment manager. Value Advisors is a wholly-owned subsidiary of PIMCO Advisors L.P. ('PIMCO').

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser.

                       PROPOSAL 1: ELECTION OF DIRECTORS


     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class II Director and two Class III Directors to hold office until the year 2000 and 2001 Annual Meetings of Stockholders, respectively, or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class I Directors and the remaining Class II Director expire at the Annual Meetings of Stockholders in the years 1999 and 2000, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Each of the nominees currently is a member of the Fund's Board of Directors and each has previously been elected a director by the Fund's stockholders, except Heath B. McLendon. Each nominee has indicated that he will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning each nominee for election as a director:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                               FEBRUARY 28, 1998
NOMINEES AND PRINCIPAL OCCUPATIONS DURING    DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE       SHARES (A)
------------------------------------------   --------   ---   -------------------
NOMINEE TO SERVE UNTIL THE YEAR 2000
     ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTOR

Heath B. McLendon*, Co-Chairman; Managing     1998      64            106
     Director, Smith Barney Inc.,
     President and Director, Mutual
     Management Corp. and Travelers
     Investment Adviser, Inc.; Chairman of
     Smith Barney Strategy Advisors Inc.
     Prior to July 1993, Senior Executive
     Vice President of Shearson Lehman
     Brothers Inc. and Vice Chairman of
     Shearson Asset Management.

NOMINEES TO SERVE UNTIL THE YEAR 2001

     ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS

William D. Cvengros*, Co-Chairman; Chief      1997      49             0
     Executive Officer and President of
     Value Advisors and Chief Executive
     Officer and President of PIMCO
     Advisors.

Charles F. Barber, Member of Audit            1994      81            500
     Committee; Consultant; formerly,
     Chairman of the Board, ASARCO
     Incorporated.

     The following table provides information concerning the remaining directors of the Fund:

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                               FEBRUARY 28, 1998
DIRECTORS AND PRINCIPAL OCCUPATIONS DURING   DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE       SHARES (A)
------------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL THE YEAR 2000
     ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS

Leslie H. Gelb, Member of the Audit           1994      60             0
     Committee; President, The Council on
     Foreign Relations; formerly,
     Columnist, Deputy Editorial Page
     Editor and Editor, Op-Ed Page, The
     New York Times.

                                                                 COMMON STOCK
                                                              BENEFICIALLY OWNED,
                                                                  DIRECTLY OR
                                                                INDIRECTLY, ON
                                                               FEBRUARY 28, 1998
DIRECTORS AND PRINCIPAL OCCUPATIONS DURING   DIRECTOR         -------------------
           THE PAST FIVE YEARS                SINCE     AGE       SHARES (A)

------------------------------------------   --------   ---   -------------------
DIRECTORS SERVING UNTIL 1999 ANNUAL
     MEETING OF STOCKHOLDERS
CLASS I DIRECTORS

Jeswald W. Salacuse, Member of Audit          1994      59            200
     Committee; Henry J. Braker Professor
     of Commercial Law and formerly Dean,
     The Fletcher School of Law &
     Diplomacy, Tufts University.

Riordan Roett, Member of Audit Committee;     1995(B)   59            0
     Professor and Director, Latin
     American Studies Program, Paul H.
     Nitze School of Advanced Interna-
     tional Studies, Johns Hopkins
     University.

------------------
    * 'Interested person' as defined in the Investment Company Act of 1940, as amended (the '1940 Act').

     (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     (B) Mr. Roett also served as a director of the Fund from February 1994 through June 1994.

     Each of the nominees and directors also serves as a director of certain other registered investment companies, as described below. Mr. McLendon also serves as a director of ten other investment companies advised by SBAM, five other investment companies advised by both Value Advisors and SBAM, forty-two investment companies managed and/or administered by Mutual Management Corp., six investment companies advised by Travelers Investment Management Company and seven investment companies managed by Travelers Asset Management International Corporation. Mr. Barber also serves as a director of ten other investment companies advised by SBAM, five other investment companies advised by both Value Advisors and SBAM and two other investment companies advised by Advantage Advisers, Inc. ('Advantage'). Messrs. Cvengros and Roett are directors of five other investment companies advised by both Value Advisors and SBAM. Messrs. Gelb and Salacuse are directors of three other investment companies advised by both Value Advisors and SBAM and one other investment company advised by Value Advisors. Messrs. Roett and Salacuse are also directors of three other investment companies advised by SBAM. Messrs. Salacuse and Gelb also serve as directors of two other investment companies advised by Advantage, and Mr. Salacuse serves as a director of one other investment company advised by Value Advisors.

     At February 28, 1998, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Common Stock. To the knowledge of the Fund's management, no person owned of record or owned beneficially, more than 5% of the Fund's outstanding shares of Common Stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 3,896,070 shares, equal to approximately 93% of the outstanding shares of the Fund's Common Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Cvengros and McLendon, the present executive officers of the Fund are:

                                                                       OFFICER
          NAME                      OFFICE                  AGE         SINCE
          ----                      ------                  ---        -------
Stephen J. Treadway       President                          50         1997
Peter J. Wilby            Executive Vice President           38         1994
Thomas K. Flanagan        Executive Vice President           43         1994
Newton B. Schott, Jr.     Executive Vice President           55         1997
Lewis E. Daidone          Executive Vice President           40         1998
                            and Treasurer
Noel B. Daugherty         Secretary                          32         1997
Alan M. Mandel            Controller                         40         1995

     Mr. Treadway has also served as an Executive Vice President of PIMCO Advisors and as Chairman and President of PIMCO Funds Distributors LLC ('PFD') and its predecessor since May 1996 and as an Executive Vice President of Value Advisors since November 1997. Prior to May 1996, Mr. Treadway was employed by Smith Barney Inc. for more than 18 years, serving in various senior officer positions. Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc ('SBI') since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since July 1991. Mr. Schott has also served as Senior Vice President of Value Advisors since November, 1997. He currently serves as the Executive Vice President, Chief Administrative Officer, Secretary and General Counsel to PFD and has held such positions or other senior officer positions in PFD since May, 1990. From November 1994 to December 1996, Mr. Schott served as Senior Vice President-Legal and Secretary to PIMCO Advisors, PFD's parent company. In addition, since November 1994, Mr. Schott has also served as Secretary and General Counsel for Columbus Circle Investors. Mr. Mandel has also been a Director of SBAM and SBI since January 1998, and a Vice President of SBAM and SBI from January 1995 to January 1998. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management, Inc. Mr. Daidone also serves as a Managing Director of Smith Barney and Director and Senior Vice President of Mutual Management Corp. and Travelers Investment Adviser, Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of The Dreyfus Corporation prior to August 1993.

     The Fund's Audit Committee is composed of Messrs. Barber, Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committee met twice during the fiscal year ended February 28, 1998. The Fund has no nominating or compensation committees.

     During the fiscal year ended February 28, 1998, the Board of Directors met nine times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by Value Advisors and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended February 28, 1998 to each director of the Fund.

Each of the directors listed below are members of the Fund's Audit Committee of the Fund and other committees of certain other investment companies advised by Value Advisors and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. The Fund pays no pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended February 28, 1998 by the Fund to Messrs. Cvengros and McLendon, who are 'interested persons,' as defined in the 1940 Act.

                                          TOTAL COMPENSATION
                          AGGREGATE        FROM OTHER FUNDS        TOTAL COMPENSATION    TOTAL COMPENSATION
                        COMPENSATION         CO-ADVISED BY          FROM OTHER FUNDS      FROM OTHER FUNDS
NAME OF DIRECTOR          FROM FUND     VALUE ADVISORS AND SBAM   ADVISED BY ADVANTAGE     ADVISED BY SBAM     TOTAL COMPENSATION
----------------        ------------    -----------------------   --------------------   ------------------    ------------------
                                           DIRECTORSHIPS(A)         DIRECTORSHIPS(A)      DIRECTORSHIPS(A)      DIRECTORSHIPS(A)

Charles F. Barber......     $8,000              $42,800(5)              $ 16,700(2)           $ 64,600(9)          $151,947(17)*
Leslie H. Gelb.........     $8,000              $24,400(3)              $ 16,300(2)           $      0             $ 48,700(6)
Jeswald W. Salacuse....     $7,300              $23,700(3)              $ 16,500(2)           $ 25,600(3)          $ 73,100(9)
Dr. Riordan Roett......     $8,000              $32,900(5)              $      0              $ 25,600(3)          $ 66,500(9)

------------------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

 * Includes compensation from investment companies advised by affiliates of SBAM.

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have compiled with applicable filing requirements during the fiscal period ended February 28, 1998, except that Thomas K. Flanagan, Rodney B. Berens, Jennifer G. Muzzey and Vilas
V. Gadkari have inadvertently failed to timely file their Initial Reports on Form 3.

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT 'INTERESTED PERSONS,' UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' EACH OF THE NOMINEES FOR DIRECTOR.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Fund's Board of Directors has selected Price Waterhouse LLP as the Fund's independent accountants for the year ending February 28, 1999. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at February 28, 1998 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants requires the affirmative vote of the holders of a majority of the shares of the Fund's Common Stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.


     THE DIRECTORS, INCLUDING THE 'NON-INTERESTED' DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1999 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than January 21, 1999.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, Value Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for such out-of-pocket expenses.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended February 28, 1998, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

May 21, 1998

                 THE EMERGING MARKETS FLOATING RATE FUND INC.
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Noel B. Daugherty and Alan M. Mandel, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of The Emerging Markets Floating Rate Fund Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, 45th Floor, New York, New York, on Monday, June 22, 1998 at 10:00 a.m., and at any adjournment thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

    Please refer to the Proxy Statement for a discussion of the Proposals.

                         (CONTINUED ON REVERSE SIDE)

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                 THE EMERGING MARKETS FLOATING RATE FUND INC.


                                June 22, 1998


               Please Detach and mail in the Envelope Provided


A /X/ Please mark your
      votes as in this
      example

           FOR ALL Nominees     WITHHOLD authority
                    listed at right        to vote for
                   (except as marked       all nominees
                to the contrary below)   listed at right

1. ELECTION              / /                 / /             Nominees to serve until the year 2000:
   OF                                                                Heath B. McLendon
   DIRECTORS               Nominees to serve until the year 2001:
             Charles F. Barber
                    William D. Cvengros

INSTRUCTIONS: To withhold authority to vote for any indivual nominee, write the name of the nominee(s) on the line below.

-------------------------------------------------------------------------------


  FOR       AGAINST     ABSTAIN
2. The ratification of the selection of Price     / /         / /         / /
   Waterhouse LLP as independent
   accountants of the Fund for the fiscal
   year ending February 28, 1998.


3. Any other business that may properly come before the meeting.

4. I will be attending the meeting.               / /


Please Complete, Sign and Date (illegible word) and Mail in the Accompanying Post-paid Envelope.


SIGNATURE                  DATE                                  DATE
------------------     ------  -------------------------     -----------
               SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy, if joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.